AAM/Phocas Real Estate Fund

Class A Shares (Ticker Symbol: APRAX)

Class C Shares (Ticker Symbol: APRCX)

Class I Shares (Ticker Symbol: APRIX)

A series of Investment Managers Series Trust

Supplement dated February 3, 2021, to the

Summary Prospectus dated May 1, 2020, as supplemented.

Effective January 31, 2021 (the “Effective Date”), the AAM/Phocas Real Estate Fund (the “Fund”) replaced its benchmark index, the FTSE NAREIT All Equity REITs Index, with the S&P US REIT TR (USD) Index. Accordingly, the “Average Annual Total Returns” table on page 5 of the Summary Prospectus is deleted and replaced with the following:

Average Annual Total Returns (for Period Ended December 31, 2019)	1 Year	5 Year	10 Year
Class I Shares - Return Before Taxes	30.45%	7.07%	11.78%
Class I Shares - Return After Taxes on Distributions*	28.98%	5.70%	10.95%
Class I Shares - Return After Taxes on Distributions and Sale of Fund Shares*	18.90%	5.21%	9.58%
Class A Shares – Return Before Taxes**	22.93%	5.78%	11.11%
S&P US REIT TR (USD) Index*** (reflects no deduction for fees, expenses or taxes)	24.45%	6.80%	11.79%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I.
**	Class A Shares were first offered on August 27, 2018. The performance figures for Class A Shares include the performance for Class I Shares for the period prior to August 27, 2018, adjusted for Class A Shares’ expenses, which are higher than the expenses of Class I Shares.
***	Effective January 31, 2021, the Fund changed its primary performance benchmark from the FTSE NAREIT All Equity REITs Index to the S&P US REIT TR (USD) Index. Advisors Asset Management, Inc, the Fund’s advisor, believes the S&P US REIT TR (USD) Index provides similar information to the prior index, while providing better value to shareholders.

Please file this Supplement with your records.